ADMINISTRATOR AND SUB-ADVISER
   AQUILA MANAGEMENT CORPORATION
   380 Madison Avenue, Suite 2300
   New York, New York 10017

BOARD OF TRUSTEES
   Lacy B. Herrmann, Chairman
   Tucker Hart Adams
   Arthur K. Carlson
   Diana P. Herrmann
   R. Thayne Robson
   Cornelius T. Ryan

OFFICERS
   Lacy B. Herrmann, President
   Barbara S. Walchli, Senior Vice President and Portfolio Manager James M. McCullough, Senior Vice President
   Kimball L. Young, Senior Vice President
   Jori Everitt, Vice President
   Alan R. Stockman, Vice President
   Rose F. Marotta, Chief Financial Officer
   Joseph P. DiMaggio, Treasurer
   Edward M.W. Hines, Secretary

DISTRIBUTOR
   AQUILA DISTRIBUTORS, INC.
   380 Madison Avenue, Suite 2300
   New York, New York 10017

CUSTODIAN
   BANK ONE TRUST COMPANY, N.A.
   100 East Broad Street
   Columbus, Ohio 43271

TRANSFER AND SHAREHOLDER SERVICING AGENT
   PFPC Inc.
   400 Bellevue Parkway
   Wilmington, Delaware 19809

INDEPENDENT AUDITORS
   KPMG LLP
   757 Third Avenue
   New York, New York 10017

Further information is contained in the Prospectus, which must precede or accompany this report.

ANNUAL
REPORT

DECEMBER 31, 2001

[Logo of Aquila Rocky Mountain Equity Fund: a rectangle with a drawing of two mountains and the words "Aquila Rocky Mountain Equity Fund"]


                        A CAPITAL APPRECIATION INVESTMENT

[Logo of the Aquila Group of Funds: an eagle's head]

                                   ONE OF THE
                            AQUILASM GROUP OF FUNDS

[Logo of Aquila Rocky Mountain Equity Fund: a rectangle with a drawing of two mountains and the words "Aquila Rocky Mountain Equity Fund"]

                        AQUILA ROCKY MOUNTAIN EQUITY FUND
                                  ANNUAL REPORT
             "GOOD NEWS - DESPITE A DISMAL STOCK MARKET ENVIRONMENT"

                                                               February 11, 2002

Dear Fellow Shareholder:

     Despite a dismal stock market environment during the year 2001, we have GOOD NEWS for you regarding the share price results of Aquila Rocky Mountain Equity Fund. We are especially pleased to advise you that over the twelve-month period from January 1, 2001 to December 31, 2001, the Rocky Mountain Equity Fund produced a positive return of +7.73%. This return was for the Fund's Class A Shares, without any sales charges.*

     By comparison, for the second year in a row, the stock market for 2001, as measured by various indices, was generally off even when dividends are added to the results. The Dow Jones Industrials declined -5.44%. The S&P 500 was off -11.88%. The NASDAQ declined -20.82%. The Russell 2000, which represents the small capitalization sector of the market was one of the few exceptions, with a positive total return of +2.60%.

     In contrast to the positive results produced by the Aquila Rocky Mountain Equity Fund, we believe that this past year of 2001 was one of the worst performing years for equity mutual funds since 1974.

     Aquila Rocky Mountain Equity Fund's encouraging performance stands as a testament to our belief in the overall growth potential of the Rocky Mountain region of our country. These results also reflect the dedication of our portfolio management style of seeking out securities which represent "growth at a reasonable price." This approach is a cross between value and growth styles over the range of large companies, middle-size companies and small companies in the Rocky Mountain region. In addition, the Fund's performance reflects the relative under valuation of small companies in the Rocky Mountain region.

     EFFECTIVE FUND MANAGEMENT

     We believe that effective fund management consists of using disciplines to control risk. Our results this year benefited from our industry diversification as well as our disciplines of reducing overvalued securities as well as positions that have grown too large for the portfolio.

     We do not necessarily always hit homeruns in our portfolio management, but rather we seek triples, doubles and singles with our selection of securities. Further, in risk vs. return stock selection, when you lose money, it is that much more difficult to make money back again. The chart below illustrates the performance of the various indices as well as the Aquila Rocky Mountain Equity Fund for a three-year period.

                                     AQUILA
                                      ROCKY
                                    MOUNTAIN      Dow Jones
                                     EQUITY       Industrial                          S&P        Russell
                                      FUND          Average          NASDAQ           500         2000
12 months ended 12/31/01             +7.73%         -5.44%           -20.82%        -11.88%      +2.60%
12 months ended 12/31/00             -0.55%         -4.72%           -39.18%        -9.10%       -2.92%
12 months ended 12/31/99             +20.56%        +27.20%          +86.13%        +21.04%      +21.36%
Cumulative Results
   (1/1/99 through 12/31/01)         +29.05%        +14.68%          -10.34%        -3.02%       +20.90%

     When one loses money in a down market in the overall magnitude of 25%, then in order to make up this loss, one has to gain back approximately 34% just to get even again. (e.g., $100 - 25% = $75; $75 + 34% = $100). Any further loss would require an even higher percentage of upward movement in order to get even again.

     In the investment approach used by Aquila Rocky Mountain Equity Fund, we work to reduce the potential volatility of the investment portfolio. The result of this approach is that it can give us much more latitude to move ahead when stock prices move upward again. You will note from the above chart just how beneficial for investors our approach with the Rocky Mountain Equity Fund can be and how much it contrasts to the results of the overall market as measured by the various indices.

     THE CONTINUED DYNAMISM OF THE ROCKY MOUNTAIN REGION

     The eight states - Arizona, Colorado, Idaho, Montana, Nevada, New Mexico, Utah, and Wyoming - that make up the Rocky Mountain region continue to experience important stability and growth. This growth encompasses not only a significant increase in vibrant growing companies but also in the population of the area. The kind of people that are attracted to the area are young, dynamic, and entrepreneurial in nature as well as individuals who prefer the opportunities and lifestyle characteristics available in the states in the Rocky Mountain region.

     We again wish to point out that if the eight state region of the Rocky Mountain area were broken out into a separate country, collectively they would represent the 9TH LARGEST ECONOMY IN THE WHOLE WORLD, larger than that of Australia or Mexico. We believe this is a truly amazing and significant statistic.

     The Rocky Mountain region provides this growth power domestically. It does not have foreign market problems such as currency, language, accounting standards, or other detracting factors which one finds with investing in various countries abroad.

     The Rocky Mountain region represents significant investment opportunities. There are presently over 700 publicly-owned companies in the area, with this number growing all the time.

     Of equal importance, is the fact that many of the companies in the Rocky Mountain region possess the potential we look for, even though they are not as well known by Wall Street firms. This provides the Fund's portfolio manager with greater opportunity to achieve "growth at a reasonable price" for our investors. We can do so without having to pay up in market price. The overall price earnings ratio for the Fund has generally tended to be lower than that of various other equity funds, making the Fund, in our judgement, more accurately valuated.

     PORTFOLIO MANAGEMENT ADVANTAGE

     In our judgment, one of the biggest benefits afforded to the shareholders of the Aquila Rocky Mountain Equity Fund is the strategic location of our skillful portfolio manager. The portfolio manager of the Fund is located in Phoenix, Arizona.

     Cognetics, a prominent research firm, has identified the Phoenix/Scottsdale area as the #1 entrepreneurial hotspot in the U.S. for the last four years in a row. This base of operation provides the Fund's portfolio manager with the opportunity of being able to visit easily the various firms represented within the portfolio and those under consideration for potential investment. We believe that while much can be learned about a company from its literature and reports, in our opinion, there is no substitute for a face-to-face communications and meetings with management and an assessment of the characteristics of the company.

     We feel that the Fund's recent performance bears out the merits of this investment approach.

     TOP TEN HOLDINGS

     Listed below are the top ten common stock holdings of Aquila Rocky Mountain Equity Fund as at December 31, 2001. As we have mentioned in the past, these holdings will vary in character and amount over time. However, we try to have the right selection process and diversification to produce the kind of positive results we would like to have for our shareholders.

                                              PERCENTAGE
     COMPANY                                 OF NET ASSETS         STATE              MARKET SECTOR
     International Game Technology               7.16%             NV                 Consumer Services
     First State Bancorporation                  5.58%             NM                 Financial
     Merit Medical Systems                       5.51%             UT                 Health Care
     Microchip Technology                        4.06%             AZ                 Technology
     Prima Energy                                3.99%             CO                 Energy
     Kinder Morgan                               3.94%             CO/TX              Utilities
     Glacier Bancorp                             3.82%             MT                 Financial
     AT&T Liberty Media Group (Class A)          3.67%             CO                 Consumer Services
     Comcast (Special Class A)                   3.21%             CO/PA              Consumer Services
     SpectraLink                                 3.14%             CO                 Technology


     DIVERSIFICATION OF THE FUND

     In addition to showing you the top ten holdings of the Fund, we are presenting below the portfolio diversification by states and by market sector of the Fund.

[Graphic of a pie chart with the following information:]

PORTFOLIO DISTRIBUTION BY REGION
    Colorado           25.29%
    Utah               17.93%
    Arizona            20.15%
    Nevada              8.31%
    Montana             3.82%
    New Mexico          6.74%
    Idaho               7.35%
    Other              10.41%


[Graphic of a pie chart with the following information:]

PORTFOLIO DISTRIBUTION BY MARKET SECTOR
    Health Care             11.37%
    Basic Industry           7.06%
    Business Services        3.11%
    Consumer Services       23.23%
    Technology              19.34%
    Financial Services      13.16%
    Capital Spending         4.14%
    Energy                   3.99%
    Utilities                8.26%
    Other                    6.34%



     YOUR CONTINUED CONFIDENCE IS APPRECIATED

     As mentioned, we continue to be enthusiastic about the Rocky Mountain region of our country and for the growth prospects for investments in the area. We also have great faith in the style and approach of the portfolio management of the Fund. We are most appreciative of the trust you have placed in the Fund through your investment. You can be assured that we will continue to do our best to merit your continued confidence.

Sincerely,

/s/  Barbara S. Walchli
------------------------
Barbara S. Walchli
Senior Vice President and
Portfolio Manager

/s/ Lacy B. Herrmann
--------------------
Lacy B. Herrmann
President and
Chairman, Board of Trustees

* In keeping with industry standards, total return figures indicated above do not include sales charges, but do reflect reinvestment of dividends and capital gains. Different classes of shares are offered by the Fund and their performance will vary because of differences in sales charges and fees paid by shareholders investing in different classes. The performance shown represents that of Class A shares, adjusted to reflect the absence of sales charges, which is currently a maximum amount of 4.25% for this Class. Management fees and certain expenses are being absorbed. Returns would be less if sales charges, management fees, and expenses, were applied. Share price (net asset value) and investment return fluctuate so that upon redemption an investor may receive more or less than original investment. The prospectus of the Fund, which contains more complete information, including management fees and expenses and which discusses the special risk considerations of the geographic concentration strategy of the Fund, should, of course, be carefully reviewed before investing.

                                                          PERFORMANCE REPORT

     The graph below illustrates the value of $10,000 invested in Class A Shares of Aquila Rocky Mountain Equity Fund (the "Fund") since its inception on July 22, 1994 and maintaining this investment through the Fund's latest fiscal year-end, December 31, 2001 as compared with a hypothetical similar-size investment in the Russell 2000 Stock Index (the "Index") over the same period. The Fund has been managed, since its inception, to provide capital appreciation through selection of equity-oriented securities primarily on a value-basis, and reoriented to growth at a reasonable price as of July, 1999. The Fund's universe of companies are primarily within the eight-state Rocky Mountain region.

     The performance of each of the other classes is not shown in the graph, but is included in the table below. It should be noted that the Index does not include operating expenses nor sales charges but does reflect reinvestment of dividends. It should also be noted that the Index is nationally-oriented and consisted, over the period covered by the graph, of an unmanaged group of 2000 equity securities throughout the United States, mostly of companies having relatively small capitalization. However, the Fund's investment portfolio consisted over the same period of a significant lesser number of equity securities primarily of companies domiciled in the eight-state Rocky Mountain region of our country.

     The market prices and behavior of the individual securities in the Fund's investment portfolio can be affected by local and regional factors which might well result in variances from the market action of the securities in the Index. Furthermore, whatever the difference in the performance in the Index versus the Fund may also be attributed to the lack of application of annual operating expenses and sales charges to the Index.

[Graphic of a line chart with the following information:]

         Russell 2000                         Fund's Class A Shares
          Stock Index              With Sales Charge       Without Sales Charge
7/94        $10,000                      $9,600                  $10,000
12/94       $10,325                      $9,263                   $9,676
12/95       $13,262                     $11,086                  $11,581
12/96       $15,440                     $13,157                  $13,744
12/97       $18,893                     $16,184                  $16,906
12/98       $18,413                     $15,325                  $16,009
12/99       $22,344                     $18,475                  $19,300
12/00       $21,690                     $18,374                  $19,194
12/01       $22,255                     $19,794                  $20,677


                                         AVERAGE ANNUAL TOTAL RETURN
                                    FOR PERIODS ENDED DECEMBER 31, 2001

                                                             SINCE
                                    1 YEAR      5 YEARS    INCEPTION

Class A (7/22/94)
   With Sales Charge............     3.16%       7.57%       9.53%
   Without Sales Charge.........     7.73%       8.51%      10.24%
Class C (5/1/96)
   With CDSC....................     5.90%       7.70%       8.03%
   Without CDSC.................     6.91%       7.70%       8.03%
Class Y (5/1/96)
   No Sales Charge..............     7.97%       8.71%       8.92%
Russell 2000 Stock Index........     2.60%       7.59%      11.37% (Class A)
                                                             7.61% (Class C&Y)

Total return figures shown for the Fund reflect any change in price and assume all distributions within the period were invested in additional shares. Returns for Class A shares are calculated with and without the effect of the initial 4.25% maximum sales charge. Returns for Class C shares are calculated with and without the effect of the 1% contingent deferred sales charge (CDSC), imposed on redemptions made within the first 12 months after purchase. Class Y shares are sold without any sales charge. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not predictive of future investment results.

                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

     As mentioned in the attached report letter, Aquila Rocky Mountain Equity Fund's Class A shares had a total return of 7.73% without provisions for sales charges, for the year ended December 31, 2001. This was substantially better than most stock market indices.

     We believe that our portfolio management disciplines have helped us over the past twelve months. We continue to use our "growth at a reasonable price"
(GARP) approach in managing the portfolio. We work to reduce our holdings in a company when it becomes too expensively priced and watch for opportunities to buy the best companies at reasonable valuations. During the past 12 months, we have, however, increased the number of holdings in the fund to 43 to reduce the specific company risk as we go through the economic slowdown. Further, we have kept the portfolio diversified along industry lines. We especially believe that our focus on strong managements as well as strong balance sheets have helped us. Management teams are clearly being tested in the current difficult environment. However, out of this process, we believe we will have an even stronger sense of which management teams are likely to produce the best results for their shareholders over the longer term. Our goal continues to be to participate in the best investment opportunities in the Rocky Mountain region.

     Over the past two years, during the corrective phase of the market, we have seen smaller capitalization stocks, as measured by the Russell 2000, outperform bigger capitalization stocks as measured by the S&P 500. Often the stocks that have held up best in the corrective phase of the market become the new leaders in the next bull market. In addition, historically from the mid-point of recessions measuring for the next two to four years, small caps have tended to outperform other investments.

     After the 1990 recession, small caps outperformed other investments in 1991, 1992, 1993 and 1994. Small caps also outperformed big caps in 1981, 1982 and 1983. After the 1974 recession, small company stocks outperformed big company stocks for ten years in a row beginning in 1975. Strategists believe that with the tremendous stimulation put in place in the U.S. economy during a recession, small companies may benefit first since they tend to operate mostly within the borders of the U.S. economy. Larger companies may have to wait for the global economy to improve, which often lags the U.S. economy. The Aquila Rocky Mountain Equity Fund continues to reflect the makeup of the region with 15% large cap companies, 35% mid-cap companies and 50% small and micro-cap companies.

     Our two best performing stocks this year came from the microcap area (stocks with market capitalizations below $100 million). Our best performing stock was Merit Medical with a 195.9% return. Merit Medical is based in South Jordan, Utah and benefited in 2001 from installing an Oracle management information system which is helping management focus on the company's products which produce the most profit and cash flow. The second best performing stock was Interwest Home Medical (IWHM), a Salt Lake City company that was acquired by Praxair in May. IWHM was up 154.9% for the year before being acquired. Our third best performing stock was Knight Transportation with a return of 95.4%; while our fourth best performing stock was Microchip Technology with a return of 76.6%. Both Knight Transportation and Microchip are based in Arizona.

     During the year we had four companies taken over. They included 1) Interwest Home Medical 2) WesterFed Financial 3) Franchise Finance of America and 4) Avert. WesterFed was taken over by Glacier Bancorp in Montana which has become one of our major holdings. Franchise Finance was acquired by General Electric, and Avert was acquired by Automatic Data Processing. We received cash for Interwest Home Medical, Avert and Franchise Finance. We found it interesting that General Electric, Praxair and Automatic Data Processing all found the valuations of these Rocky Mountain companies as attractive as we did. The extreme focus of the U.S. stock market on large capitalization stocks and technology stocks over the past six years, in our judgment, may have left some of the smaller companies inefficiently priced.

     This past year was a tough one for many sectors of our economy. Our worst performing stocks tended to be in the telecommunication, technology and energy areas. We reduced our position in Prima Energy. We sold out our holding in Koala Corporation. Phelps Dodge, which we saw decline in price was sold from our portfolio. We also eliminated Level Three Communications and Montana Power. In the right economic cycle environment, any one of these companies might be added back to our portfolio holdings.

     One of the large capitalization companies that we did add to our portfolio was First Data Corporation, a large electronic processing company which handles millions of financial and Internet transactions each year. This company had $5.7 billion in sales in 2000. This past June the company decided to move its corporate headquarters from Atlanta to Denver. The new CEO preferred to live in Colorado where the company already has many of its operations.

     Generally, with the outdoor lifestyle available in the Rocky Mountain region, we are seeing not only people but also companies being attracted to the region.

     Over the past ten years population growth in the eight states of the Rocky Mountain region has averaged 30%. This compares with the average population growth of the other 42 states of approximately 9.5%. This population growth has given the region an economic tailwind for industries such as utilities, banking, home building, and telecommunications.

     While the region is currently experiencing a slowdown along with the rest of the U.S economy, we believe that such factors as the Fed easing, lower interest costs, lower energy and commodity prices will help the economy and profits to improve as the year progresses. Companies appear to have worked through their toughest quarterly earnings comparisons in the fourth quarter of 2001. From this point forward, the year over year earnings comparisons should become easier to achieve.

PRIVACY NOTICE (UNAUDITED)

OUR PRIVACY POLICY. In providing services to you as an individual who owns or is considering investing in shares of a fund of the AquilaSM Group of Funds, we collect certain nonpublic personal information about you. Our policy is to keep this information strictly safeguarded and confidential, and to use or disclose it only as necessary to provide services to you or as otherwise permitted by law. Our privacy policy applies equally to former shareholders and persons who inquire about a fund.

INFORMATION WE COLLECT. "Nonpublic personal information" is personally identifiable financial information about you as an individual or your family. The kinds of nonpublic personal information we have about you may include the information you provide us on your share purchase application or in telephone calls or correspondence with us, and information about your fund transactions and holdings, how you voted your shares and the account where your shares are held.

INFORMATION WE DISCLOSE. We disclose nonpublic personal information about you to companies that provide necessary services to your fund, such as the fund's transfer agent, distributor, investment adviser or sub-adviser and to our affiliates, as permitted or required by law, or as authorized by you. We also may disclose this information to another fund of the AquilaSM Group of Funds or its distributor, or to the broker-dealer that holds your fund shares, under agreements that permit them to use the information only to provide you information about your fund, other funds in the AquilaSM Group of Funds or new services we are offering which may be of interest to you. Any other use is strictly prohibited. We do not sell information about you or any of our fund shareholders to anyone. HOW WE SAFEGUARD YOUR INFORMATION. We restrict access to nonpublic personal information about you to only those persons who need it to provide services to you or who are permitted by law to receive it. We maintain physical, electronic and procedural safeguards to protect the confidentiality of all nonpublic personal information we have about you.

If you have any questions regarding our Privacy Policy, please contact us at 1-800-437-1020.

[Logo of KPMG LLP:four solid rectangles with the letters KPMGin front of them]

                          INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of Aquila Rocky Mountain Equity Fund:

     We have audited the accompanying statement of assets and liabilities of Aquila Rocky Mountain Equity Fund, including the statement of investments, as of December 31, 2001, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aquila Rocky Mountain Equity Fund as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/  KPMG lLP
--------------
KPMG LLP

New York, New York
February 1, 2002

                        AQUILA ROCKY MOUNTAIN EQUITY FUND
                            STATEMENT OF INVESTMENTS
                                DECEMBER 31, 2001

                                                                       MARKET
  SHARES      COMMON STOCKS - 95.3%                                    VALUE
----------    --------------------------------------------------    -----------

              BASIC INDUSTRY - 7.1%
              --------------------------------------------------
     5,000    Allied Waste Industries, Inc.+ ...................    $    70,300
     1,500    Boise Cascade Corp. ..............................         51,015
     2,250    Knight Transportation, Inc.+ .....................         42,255
     2,500    Newmont Mining Corp. .............................         47,775
     1,000    Phelps Dodge Corp. ...............................         32,400
     1,000    SkyWest, Inc. ....................................         25,450
                                                                    -----------
                                                                        269,195
                                                                    -----------

              BUSINESS SERVICES - 3.1%
              --------------------------------------------------
     5,000    Viad Corp. .......................................        118,400
                                                                    -----------

              CAPITAL SPENDING - 4.1%
              --------------------------------------------------
    12,000    Mity Enterprises, Inc. + .........................         99,000
     1,500    Mobile Mini, Inc.+ ...............................         58,680
                                                                    -----------
                                                                        157,680
                                                                    -----------
              CONSUMER CYCLICALS - 1.0%
              --------------------------------------------------
     1,000    M.D.C. Holdings, Inc. ............................         37,790
                                                                    -----------

              CONSUMER SERVICES - 22.0%
              --------------------------------------------------
     1,500    Apollo Group, Inc. (Class A)+ ....................         67,515
    10,000    AT&T Liberty Media Group (Class A)+ ..............        140,000
     3,000    Coldwater Creek, Inc.+ ...........................         63,540
     3,400    Comcast Corp. (Special Class A)+ .................        122,400
     3,000    Echostar Communications Corp. (Class A)+ .........         82,410
     4,000    International Game Technology + ..................        273,200
     1,500    MGM Mirage+ ......................................         43,305
     1,000    P.F. Chang's China Bistro, Inc.+ .................         47,300
                                                                    -----------
                                                                        839,670
                                                                    -----------

              CONSUMER STAPLES - 1.2%
              --------------------------------------------------
     1,500    Albertson's, Inc. ................................         47,235
                                                                    -----------

              ENERGY - 4.0%
              --------------------------------------------------
     7,000    Prima Energy Corp. + .............................        152,250
                                                                    -----------

              FINANCIAL - 13.2%
              --------------------------------------------------
    10,000    First State Bancorporation .......................        213,000
     7,000    Glacier Bancorp, Inc. ............................        145,740
     2,076    Wells Fargo & Company ............................         90,202
     1,000    Zions Bancorporation .............................         52,580
                                                                    -----------
                                                                        501,522
                                                                    -----------

              HEALTH CARE - 11.4%
              --------------------------------------------------
     3,000    Atrix Laboratories, Inc.+ ........................    $    61,830
     1,000    Medicis Pharmaceutical (Class A)+ ................         64,590
    11,250    Merit Medical Systems, Inc.+ .....................        210,150
     1,500    Myriad Genetics, Inc. + ..........................         78,960
     4,000    Sonic Innovations, Inc.+ .........................         18,400
                                                                    -----------
                                                                        433,930
                                                                    -----------

              TECHNOLOGY - 19.3%
              --------------------------------------------------
     1,500    First Data Corp. .................................        117,675
     7,000    ClearOne Communications, Inc. *+ .................        116,760
     2,000    Inter-Tel, Inc. ..................................         38,440
     1,500    McData Corp. (Class A)+ ..........................         36,750
     4,000    Microchip Technology, Inc. + .....................        154,960
     2,500    Micron Technology, Inc.+ .........................         77,500
     3,000    SBS Technologies, Inc.+ ..........................         43,710
     7,000    SpectraLink Corp.+ ...............................        119,910
     2,000    Three-Five Systems, Inc.+ ........................         31,820
                                                                    -----------
                                                                        737,525

              TELECOMMUNICATIONS - 0.5%
              --------------------------------------------------
     1,400    Qwest Communications International, Inc. .........         19,782
                                                                    -----------

              UTILITIES - 8.4%
              --------------------------------------------------
     1,000    IDACORP, Inc. ....................................         40,600
     2,700    Kinder Morgan, Inc. ..............................        150,364
     1,000    Pinnacle West Capital Corp. ......................         41,850
     3,500    Questar Corp. ....................................         87,675
                                                                    -----------
                                                                        320,489
                                                                    -----------
                 Total Common Stocks (cost $2,266,917) .........      3,635,468
                                                                    -----------
   FACE
  AMOUNT      SHORT-TERM INVESTMENTS - 5.0%
----------    --------------------------------------------------
$  100,000    AIM S-T Prime ....................................        100,000
    90,000    One Group Prime ..................................         90,000
                                                                    -----------
                 Total Short-Term Investments (cost $190,000) ..        190,000
                                                                    -----------
              Total Investments (cost $2,456,917**) ....  100.3%      3,825,468
              Other assets less liabilities ............   (0.3)        (11,353)
                                                          ------    -----------
              Net Assets ...............................  100.0%    $ 3,814,115
                                                          ======    ===========

          *  Formerly Gentner Electronics Corp.
          ** Cost for Federal tax purposes is identical.
          +  Non-income producing security.

                 See accompanying notes to financial statements.

                        AQUILA ROCKY MOUNTAIN EQUITY FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2001

ASSETS
   Investments at market value (cost $2,456,917) ..............................................    $ 3,825,468
   Cash .......................................................................................         21,346
   Due from Administrator for reimbursement of expenses (note 3) ..............................          3,381
   Receivable for Fund shares sold ............................................................         19,151
   Dividends and interest receivable ..........................................................          1,055
   Other assets ...............................................................................            114
                                                                                                   -----------
      Total assets ............................................................................      3,870,515
                                                                                                   -----------
LIABILITIES
   Payable for investment securities purchased ................................................         27,666
   Distribution fees payable ..................................................................          2,199
   Accrued expenses ...........................................................................         26,535
                                                                                                   -----------
      Total liabilities .......................................................................         56,400
                                                                                                   -----------
NET ASSETS ....................................................................................    $ 3,814,115
                                                                                                   ===========

   Net Assets consist of:
   Capital Stock - Authorized an unlimited number of shares, par value $.01 per share .........    $     1,821
   Additional paid-in capital .................................................................      2,445,395
   Net unrealized appreciation on investments (note 4) ........................................      1,368,551
   Accumulated net realized loss on investments ...............................................         (1,652)
                                                                                                   -----------
                                                                                                   $ 3,814,115
                                                                                                   ===========

CLASS A
   Net Assets .................................................................................    $ 2,402,825
                                                                                                   ===========
   Capital shares outstanding .................................................................        114,640
                                                                                                   ===========
   Net asset value and redemption price per share .............................................    $     20.96
                                                                                                   ===========
   Offering price per share (100/95.75 of $20.96 adjusted to nearest cent) ....................    $     21.89
                                                                                                   ===========

CLASS C
   Net Assets .................................................................................    $   371,785
                                                                                                   ===========
   Capital shares outstanding .................................................................         18,413
                                                                                                   ===========
   Net asset value and offering price per share ...............................................    $     20.19
                                                                                                   ===========
   Redemption price per share (*a charge of 1% is imposed on the redemption proceeds of the shares, or on the original price, whichever is lower, if redeemed
      during the first 12 months after purchase) ..............................................    $     20.19*
                                                                                                   ===========

CLASS Y
   Net Assets .................................................................................    $ 1,039,505
                                                                                                   ===========
   Capital shares outstanding .................................................................         49,050
                                                                                                   ===========
   Net asset value, offering and redemption price per share ...................................    $     21.19
                                                                                                   ===========


                 See accompanying notes to financial statements.

                        AQUILA ROCKY MOUNTAIN EQUITY FUND
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME:

     Dividends .................................................    $  28,328
     Interest ..................................................       10,404
                                                                    ---------
                                                                                $  38,732

Expenses:

     Management fee (note 3) ...................................       50,197
     Legal fees ................................................       29,729
     Trustees' fees and expenses ...............................       16,875
     Registration fees and dues ................................       14,659
     Transfer and shareholder servicing agent fees .............       12,339
     Audit and accounting fees .................................       11,298
     Shareholders' reports .....................................       10,693
     Distribution and service fees (note 3) ....................        8,028
     Custodian fees ............................................        2,139
     Miscellaneous .............................................        8,202
                                                                    ---------
     Total expenses ............................................      164,159

     Management fee waived (note 3) ............................      (50,197)
     Reimbursement of expenses by Manager (note 3) .............      (60,872)
     Expenses paid indirectly (note 6) .........................       (3,200)
                                                                    ---------
     Net expenses ..............................................                   49,890
                                                                                ---------

     Net investment loss .......................................                  (11,158)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

     Net realized gain (loss) from securities transactions .....       (1,652)
     Change in unrealized appreciation on investments ..........      277,850
                                                                    ---------

     Net realized and unrealized gain (loss) on investments ....                  276,198
                                                                                ---------
     Net increase in net assets resulting from operations ......                $ 265,040
                                                                                =========

                 See accompanying notes to financial statements.

                        AQUILA ROCKY MOUNTAIN EQUITY FUND
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                     YEAR ENDED           YEAR ENDED
                                                                  DECEMBER 31, 2001   DECEMBER 31, 2000
OPERATIONS:
   Net investment loss ........................................      $   (11,158)        $    (3,341)
   Net realized gain (loss) from securities transactions ......           (1,652)             89,118
   Change in unrealized appreciation on investments ...........          277,850            (103,518)
                                                                     -----------         -----------
      Change in net assets from operations ....................          265,040             (17,741)
                                                                     -----------         -----------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 5):
   Class A Shares:
   Net realized gain on investments ...........................          (21,950)            (21,047)

   Class C Shares:
   Net realized gain on investments ...........................           (3,539)             (2,748)

   Class Y Shares:
   Net realized gain on investments ...........................           (9,424)             (9,556)
                                                                     -----------         -----------
      Change in net assets from distributions .................          (34,913)            (33,351)
                                                                     -----------         -----------

CAPITAL SHARE TRANSACTIONS (NOTE 8):
   Proceeds from shares sold ..................................          664,472           1,217,789
   Reinvested dividends and distributions .....................           30,260              28,245
   Cost of shares redeemed ....................................         (424,905)           (349,951)
                                                                     -----------         -----------
      Change in net assets from capital share transactions ....          269,827             896,083
                                                                     -----------         -----------

      Change in net assets ....................................          499,954             844,991

NET ASSETS:
   Beginning of period ........................................        3,314,161           2,469,170
                                                                     -----------         -----------

   End of period ..............................................      $ 3,814,115         $ 3,314,161
                                                                     ===========         ===========

                 See accompanying notes to financial statements.

                        AQUILA ROCKY MOUNTAIN EQUITY FUND
                          NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

     Aquila Rocky Mountain Equity Fund (the "Fund"), a diversified, open-end investment company, was organized on November 3, 1993 as a Massachusetts business trust and commenced operations on July 22, 1994. The Fund is authorized to issue an unlimited number of shares and, since its inception to May 1, 1996, offered only one class of shares. On that date, the Fund began offering two additional classes of shares, Class C and Class Y shares. All shares outstanding prior to that date were designated as Class A shares and are sold with a front-payment sales charge and bear an annual service fee. Class C shares are sold with a level-payment sales charge with no payment at time of purchase but level service and distribution fees from date of purchase through a period of six years thereafter. A contingent deferred sales charge of 1% is assessed to any Class C shareholder who redeems shares of this Class within one year from the date of purchase. The Class Y shares are only offered to institutions acting for an investor in a fiduciary, advisory, agency, custodian or similar capacity and are not offered directly to retail investors. Class Y shares are sold at net asset value without any sales charge, redemption fees, contingent deferred sales charge or distribution or service fees. On April 30, 1998 the Fund established Class I shares, which are offered and sold only through financial intermediaries and are not offered directly to retail investors. At December 31, 2001 there were no Class I shares outstanding. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a) PORTFOLIO VALUATION: Securities listed on a national securities exchange or designated as national market system securities are valued at the last sale price on such exchanges or market system or, if there has been no sale that day, at the bid price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term investments maturing in 60 days or less are valued at amortized cost.

b) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis.

c) FEDERAL INCOME TAXES: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

d) ALLOCATION OF EXPENSES: Expenses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

e) USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. FEES AND RELATED PARTY TRANSACTIONS

a) MANAGEMENT ARRANGEMENTS:

     The Fund has a Sub-Advisory and Administration Agreement with Aquila Management Corporation (the "Manager"), the Fund's founder and sponsor. Under this agreement, the Manager supervises the investments of the Fund and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, and provides for daily pricing of the Fund's portfolio. Besides its sub-advisory services, it also provides all administrative services. This includes providing the office of the Fund and all related services as well as overseeing the activities of all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Fund's accounting books and records. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day on the net assets of the Fund at the following annual rates; 1.50% on the first $15 million; 1.20% on the next $35 million and 0.90 of 1% on the excess over $50 million.

     The Manager agrees that the above fees shall be reduced, but not below zero, by an amount equal to the amount, if any, by which the total expenses of the Fund in any fiscal year, exclusive of taxes, interest and brokerage fees, shall exceed the most restrictive expense limitation imposed upon the Fund in the states in which shares are then eligible for sale. At the present time none of the states in which the Fund's shares are sold have any such limitation.

     For the year ended December 31, 2001, the Fund incurred Management fees of $50,197, which was voluntarily waived. Additionally, during this period the Manager voluntarily agreed to reimburse the Fund for other expenses in the amount of $60,872. Of this amount, $57,491 was paid prior to December 31, 2001 and the balance of $3,381 was paid in early January 2002.

     Specific details as to the nature and extent of the services provided by the Manager are more fully defined in the Fund's Prospectus and Statement of Additional Information.

b) DISTRIBUTION AND SERVICE FEES:

     The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make service fee payments to broker-dealers or others ("Qualified Recipients") selected by Aquila Distributors, Inc. (the "Distributor"), including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund's shares or servicing of shareholder accounts. The Fund makes payment of this service fee at the annual rate of 0.25% of the Fund's average net assets represented by Class A Shares. For the year ended December 31, 2001, service fees on Class A Shares amounted to $5,252 of which the Distributor received $536.

     Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund's Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund's net assets represented by Class C Shares and for the year ended December 31, 2001, amounted to $2,082. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund's net assets represented by Class C Shares and for the year ended December 31, 2001, amounted to $694. The total of these payments with respect to Class C Shares amounted to $2,776 of which the Distributor received $1,545.

     Specific details about the Plans are more fully defined in the Fund's Prospectus and Statement of Additional Information.

     Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund's shares. Through agreements between the Distributor and various broker-dealer firms ("dealers"), the Fund's shares are sold primarily through the facilities of these dealers having offices within the general Rocky Mountain region, with the bulk of sales commissions inuring to such dealers. For the year ended December 31, 2001, total commissions on sales of Class AShares amounted to $12,207 of which the Distributor received $693.

4. PURCHASES AND SALES OF SECURITIES

     During the year ended December 31, 2001, purchases of securities and proceeds from the sales of securities (excluding short-term investments) aggregated $1,264,639 and $889,801, respectively.

     At December 31, 2001, aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $1,416,038 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $47,487 for a net unrealized appreciation of $1,368,551.

5. DISTRIBUTIONS

     The Fund declares annual distributions to shareholders from net investment income, if any, and from net realized capital gains, if any. Distributions are recorded by the Fund on the ex-dividend date and paid in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder's option. Dividends from net investment income and distributions from realized gains from investment transactions are determined in accordance with Federal income tax regulations, which may differ from investment income and realized gains determined under generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital. As of December 31, 2001 Aquila Rocky Mountain Equity Fund reclassified $11,159 from accumulated undistributed net investment loss to paid-in capital. Net assets were not affected by these changes.

     At December 31, 2001, the Fund had a capital loss carryover of approximately $1,652 which expires on December 31, 2009. This amount is available to offset future net gains on securities transactions to the extent provided for in the Internal Revenue Code and its probable the gain so offset will not be distributed.

6. EXPENSES

     The Fund has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees and other Fund expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset and the net expenses. It is the general intention of the Fund to invest, to the extent practicable, some or all of cash balances in equity securities rather than leave cash on deposit.

7. PORTFOLIO ORIENTATION

     The Fund's investments are primarily invested in the securities of companies within the eight state Rocky Mountain region and therefore are subject to economic and other conditions affecting the various states which comprise the region. Accordingly, the investment performance of the Fund might not be comparable with that of a broader universe of companies.

8. CAPITAL SHARE TRANSACTIONS

Transactions in Capital Shares of the Fund were as follows:

                                             YEAR ENDED                        YEAR ENDED
                                         DECEMBER 31, 2001                  DECEMBER 31, 2000
                                    ---------------------------        ---------------------------
                                       SHARES         AMOUNT             SHARES           AMOUNT
CLASS A SHARES:
   Proceeds from shares sold ....        24,922     $   494,811             51,494     $ 1,029,114
   Reinvested dividends and
      distributions .............           860          17,647                859          15,951
   Cost of shares redeemed ......       (18,531)       (366,604)           (13,240)       (267,172)
                                    -----------     -----------        -----------     -----------
      Net change ................         7,251         145,854             39,113         777,893
                                    -----------     -----------        -----------     -----------

CLASS C SHARES:
   Proceeds from shares sold ....         8,603         169,561              7,379         144,925
   Reinvested dividends and
      distributions .............           161           3,189                152           2,739
   Cost of shares redeemed ......        (3,058)        (58,301)            (4,291)        (82,619)
                                    -----------     -----------        -----------     -----------
      Net change ................         5,706         114,449              3,240          65,045
                                    -----------     -----------        -----------     -----------


CLASS Y SHARES:
   Proceeds from shares sold ....             5             100              2,183          43,750
   Reinvested dividends and
      distributions .............           455           9,424                510           9,555
   Cost of shares redeemed ......            --              --                 (8)           (160)
                                    -----------     -----------        -----------     -----------
      Net change ................           460           9,524              2,685          53,145
                                    -----------     -----------        -----------     -----------
Total transactions in Fund
   shares .......................        13,417     $   269,827             45,038     $   896,083
                                    ===========     ===========        ===========     ===========

FEDERAL TAX STATUS (UNAUDITED)

     100 percent of the distributed amount paid by the Aquila Rocky Mountain Equity Fund during fiscal 2001 qualify as net long-term capital gains.

     Prior to January 31, 2002, shareholders were mailed IRSForm 1099-DIVwhich contained information on the status of distributions paid for the 2001 CALENDAR YEAR.

                        AQUILA ROCKY MOUNTAIN EQUITY FUND
                              FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                         Class A
                                                              --------------------------------------------------------------
                                                                                  Year Ended December 31,
                                                              --------------------------------------------------------------
                                                               2001          2000          1999          1998          1997
                                                              ------        ------        ------        ------        ------
Net asset value, beginning of period ...................      $19.64        $19.96        $16.76        $17.89        $15.05
                                                              ------        ------        ------        ------        ------

Income (loss) from investment operations:
   Net investment income (loss) ........................      (0.07)        (0.03)        (0.04)           -           0.01
   Net gain (loss) on securities (both realized
      and unrealized) ..................................       1.58         (0.09)         3.48         (0.96)         3.44
                                                              ------        ------        ------        ------        ------
   Total from investment operations ....................       1.51         (0.12)         3.44         (0.96)         3.45
                                                              ------        ------        ------        ------        ------

Less distributions (note 5):
   Dividends from net investment income .................       -             -             -           (0.01)          -
   Distributions from capital gains ....................      (0.19)        (0.20)        (0.24)        (0.16)        (0.61)
   Total distributions .................................      (0.19)        (0.20)        (0.24)        (0.17)        (0.61)
                                                              ------        ------        ------        ------        ------
Net asset value, end of period .........................      $20.96        $19.64        $19.96        $16.76        $17.89
                                                              ======        ======        ======        ======        ======

Total return (not reflecting sales charge) .............       7.73%        (0.55)%       20.56%        (5.31)%       23.01%

Ratios/supplemental data
   Net assets, end of period (in thousands) ............      $2,403        $2,109        $1,363        $1,880        $3,144
   Ratio of expenses to average net assets .............       1.60%         1.57%         1.55%         1.74%         1.58%
   Ratio of net investment loss to average net assets ..      (0.44)%       (0.20)%       (0.27)%       (0.22)%       (0.03)%
   Portfolio turnover rate .............................      28.54%        29.27%         6.45%        19.52%        10.39%

The expense and net investment income ratios without the effect of the voluntary waiver of fees and the voluntary expense reimbursement were:

   Ratio of expenses to average net assets .............       4.81%         5.57%         5.86%         4.74%         6.48%
   Ratio of net investment loss to average net assets ..      (3.66)%       (4.20)%       (4.59)%       (3.22)%       (4.93)%

The expense ratios after giving effect to the waivers, reimbursements and expense offset for uninvested cash balances were:

   Ratio of expenses to average net assets .............       1.50%         1.51%         1.51%         1.55%         1.50%

Note: Effective July 28, 1999, Aquila Management Corporation assumed the role of
      Investment Adviser, replacing KPM Investment Management, Inc.

                        AQUILA ROCKY MOUNTAIN EQUITY FUND
                        FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                           Class C
                                                            ---------------------------------------------------------------------
                                                                                   Year Ended December 31,
                                                            ---------------------------------------------------------------------
                                                             2001            2000            1999           1998            1997
                                                            ------          ------          ------         ------          ------
Net asset value, beginning of period .............          $19.07          $19.53          $16.53         $17.79          $15.07
                                                            ------          ------          ------         ------          ------

Income (loss) from investment operations:
   Net investment income (loss) ..................          (0.21)          (0.17)          (0.19)         (0.16)          (0.11)
   Net gain (loss) on securities
      (both realized and unrealized) .............           1.52           (0.09)           3.43          (0.93)           3.44
                                                            ------          ------          ------         ------          ------
   Total from investment operations ..............           1.31           (0.26)           3.24          (1.09)           3.33
                                                            ------          ------          ------         ------          ------

Less distributions (note 5):
   Distributions from net investment income ......            -               -               -            (0.01)             -
   Distributions from capital gains ..............          (0.19)          (0.20)          (0.24)         (0.16)          (0.61)
                                                            ------          ------          ------         ------          ------
   Total distributions ...........................          (0.19)          (0.20)          (0.24)         (0.17)          (0.61)
                                                            ------          ------          ------         ------          ------

Net asset value, end of period ...................          $20.19          $19.07          $19.53         $16.53          $17.79
                                                            ======          ======          ======         ======          ======

Total return (not reflecting sales charge) .......           6.91%          (1.28)%         19.63%         (6.07)%         22.18%

Ratios/supplemental data
   Net assets, end of period
      (in thousands) .............................           $372            $242            $185           $162             $7
   Ratio of expenses to average net assets .......           2.34%           2.29%           2.34%          2.53%           2.34%
   Ratio of net investment income (loss)
      to average net assets ......................          (1.23)%         (0.94)%         (1.10)%        (1.07)%         (0.78)%

   Portfolio turnover rate .......................          28.54%          29.27%           6.45%         19.52%          10.39%

The expense and net investment income ratios without the effect of the voluntary waiver of fees and the voluntary expense reimbursement were:

   Ratio of expenses to average net assets .......           5.52%           6.32%           6.59%          5.70%           7.19%
   Ratio of net investment loss to
     average net assets ..........................          (4.40)%         (4.97)%         (5.35)%        (4.23)%         (5.63)%

The expense ratios after giving effect to the waivers, reimbursements and expense offset for uninvested cash balances were:

   Ratio of expenses to average net assets .......           2.25%           2.23%           2.30%          2.33%           2.26%

Note: Effective July 28, 1999, Aquila Management Corporation assumed the role of investment adviser, replacing KPM Investment Management, Inc.


                                                                                           Class Y
                                                            ---------------------------------------------------------------------
                                                                                   Year Ended December 31,
                                                            ---------------------------------------------------------------------
                                                             2001            2000            1999           1998            1997
                                                            ------          ------          ------         ------          ------
Net asset value, beginning of period .............          $19.81          $20.07          $16.82         $17.91          $15.07
                                                            ------          ------          ------         ------          ------

Income (loss) from investment operations:
   Net investment income (loss) ..................          (0.02)           0.03           (0.01)          0.03            0.04
   Net gain (loss) on securities
      (both realized and unrealized) .............           1.59           (0.09)           3.50          (0.95)           3.41
                                                            ------          ------          ------         ------          ------
   Total from investment operations ..............           1.57           (0.06)           3.49          (0.92)           3.45
                                                            ------          ------          ------         ------          ------

Less distributions (note 5):
   Distributions from net investment income ......            -               -               -            (0.01)            -
   Distributions from capital gains ..............          (0.19)          (0.20)          (0.24)         (0.16)          (0.61)
                                                            ------          ------          ------         ------          ------
   Total distributions ...........................          (0.19)          (0.20)          (0.24)         (0.17)          (0.61)
                                                            ------          ------          ------         ------          ------

Net asset value, end of period ...................          $21.19          $19.81          $20.07         $16.82          $17.91
                                                            ======          ======          ======         ======          ======

Total return (not reflecting sales charge) .......           7.97%          (0.25)%         20.78%         (5.08)%         22.98%

Ratios/supplemental data
   Net assets, end of period
      (in thousands) .............................          $1,040           $962            $922           $789            $795
   Ratio of expenses to average net assets .......           1.35%           1.29%           1.33%          1.52%           1.34%
   Ratio of net investment income (loss)
      to average net assets ......................          (0.18)%          0.06%          (0.09)%        (0.01)%          0.16%

   Portfolio turnover rate .......................          28.54%           29.27%          6.45%         19.52%          10.39%

The expense and net investment income ratios without the effect of the voluntary waiver of fees and the voluntary expense reimbursement were:

   Ratio of expenses to average net assets .......           4.59%           5.32%           5.60%          4.58%           5.34%
   Ratio of net investment loss to
     average net assets ..........................          (3.42)%         (3.96)%         (4.36)%        (3.07)%         (3.84)%

The expense ratios after giving effect to the waivers, reimbursements and expense offset for uninvested cash balances were:

   Ratio of expenses to average net assets .......           1.25%           1.23%           1.30%          1.32%           1.27%

                 See accompanying notes to financial statements.

ADDITIONAL INFORMATION (UNAUDITED)

TRUSTEES(1)
AND OFFICERS
                                                                                            NUMBER OF
                         POSITIONS                                                          PORTFOLIOS
                         HELD WITH                                                           IN FUND
NAME,                    FUND AND             PRINCIPAL                                      COMPLEX     OTHER
ADDRESS(2)               LENGTH OF            OCCUPATION(S)                                  OVERSEEN    DIRECTORSHIPS
AND DATE OF BIRTH        SERVICE(3)           DURING PAST 5 YEARS                           BY TRUSTEE   HELD BY TRUSTEE
INTERESTED TRUSTEES(4)

Lacy B. Herrmann         President and        Founder and Chairman of the Board of               14      Director or Trustee
New York, NY             Chairman of the      Aquila Management Corporation, the                         of OCC Cash Reserves,
(05/12/29)               Board of Trustees    sponsoring organization and Manager or                     Inc., Quest For Value
                         since 1993           Administrator and/or Adviser or Sub-Adviser                Accumulation Trust,
                                              to the Aquilasm Group of Funds(5) and                      Oppenheimer Quest Value
                                              Founder, Chairman of the Board of Trustees                 Fund, Inc., Oppenheimer
                                              and (currently or until 1998) President of                 Quest Global Value Fund,
                                              each since its establishment, beginning in                 Inc. and Oppenheimer
                                              1984; Director of Aquila Distributors, Inc.,               Rochester Group of Funds,
                                              distributor of the above funds, since 1981 and             each of which is an open-
                                              formerly Vice President or Secretary, 1981-                end investment company.
                                              1998; President and a Director of STCM
                                              Management Company, Inc., sponsor and
                                              sub-adviser to Capital Cash Management
                                              Trust and Capital Cash U.S. Government
                                              Securities Trust; Trustee Emeritus of Brown
                                              University and active in university, school
                                              and charitable organizations.

Diana P. Herrmann        Vice President       President and Chief Operating Officer of the        9      None
New York, NY             and Trustee          Manager since 1997, a Director since 1984,
(02/25/58)               since 1997           Secretary since 1986 and previously its
                                              Executive Vice President, Senior Vice President
                                              or Vice President, 1986-1997; President,
                                              Senior Vice President or Executive Vice
                                              President of the Aquilasm Group of Funds
                                              since 1986; Director of Aquila Distributors,
                                              Inc. since 1997; Trustee of Reserve Money-
                                              Market Funds, 1999-2000 and of Reserve
                                              Private Equity Series, 1998-2000; active in
                                              mutual fund and trade organizations and in
                                              charitable and volunteer organizations.

NON-INTERESTED TRUSTEES

Tucker Hart Adams        Trustee since 1993   President of The Adams Group, Inc., an              2      Director of Montana Power
Colorado Springs, CO                          economic consulting firm, since 1989;                      Company, Colorado Health
(01/11/38)                                    formerly Chief Economist of United Banks                   Facilities Authority and
                                              of Colorado; currently or formerly active                  Avista Laboratories, Inc.,
                                              with numerous professional and community                   (a developer of cell
                                              organizations.                                             technology for a subsidiary
                                                                                                         of Avista Corp.).

                                                                                              NUMBER OF
                         POSITIONS                                                            PORTFOLIOS
                         HELD WITH                                                             IN FUND
NAME,                    FUND AND               PRINCIPAL                                      COMPLEX     OTHER
ADDRESS(2)               LENGTH OF              OCCUPATION(S)                                  OVERSEEN    DIRECTORSHIPS
AND DATE OF BIRTH        SERVICE(3)             DURING PAST 5 YEARS                           BY TRUSTEE   HELD BY TRUSTEE
Arthur K. Carlson        Trustee since 1993     Retired; formerly Senior Vice President and         2      Advisory Director of the
Paradise Valley, AZ                             Manager of the Trust Division of the Valley                Renaissance Companies
(01/8/22)                                       National Bank of Arizona; past President of                (design and construction
                                                New York Society of Security Analysts;                     companies of commercial,
                                                member of the Phoenix Society of Security                  industrial and upscale
                                                Analysts; former Director of the Financial                 residential properties).
                                                Analysts Federation; Director of Northern
                                                Arizona University Foundation; currently
                                                or formerly active with various other
                                                professional and community organizations.

R. Thayne Robson         Trustee since 1993     Director of the Bureau of Economic and              2      Director or Trustee of
Salt Lake City, UT                              Business Research, Professor of Management,                ARUP (a medical test
(6/22/29)                                       and Research Professor of Economics at the                 laboratory), Western
                                                University of Utah since 1978; Director of the             Mortgage, Utah Economic
                                                Alliance of Universities for Democracy since               Development Corporation
                                                1990; Trustee of the Salt Lake Convention                  and Crossroads Research
                                                and Visitors Bureau since 1984; Member of                  Institute.
                                                Utah Governor's Economic Coordinating
                                                Committee since 1982; member of the
                                                Association for University Business and
                                                Economic Research since 1985.

Cornelius T. Ryan        Trustee since 1996     Founder and General Partner of Oxford               3      Director of Neuberger &
Westport, CT and                                Ventures Partners, a group of investment                   Berman Equity Funds.
Sun Valley, ID                                  venture capital partnerships, since 1981
(11/14/31)                                      and Founder and General Partner of Oxford
                                                Bioscience Partners, a group of venture capital
                                                partnerships focused on Life Sciences,
                                                Genomics, Healthcare Information
                                                Technology and medical devices, since 1991.

OFFICERS

James M. McCullough      Senior Vice            Senior Vice President or Vice President of         N/A     N/A
Portland, OR             President              five Aquila Bond and Equity Funds; Senior
(06/11/45)               since 1999             Vice President of Aquila Distributors, Inc.
                                                since 2000; Director of Fixed Income
                                                Institutional Sales, CIBC Oppenheimer &
                                                Co. Inc., Seattle, WA, 1995-1999.

Jerry G. McGrew          Senior Vice            President of Aquila Distributors, Inc. since       N/A     N/A
New York, NY             President              1998, Registered Principal since 1993,
(06/18/44)               since 1996             Senior Vice President, 1997-1998 and Vice
                                                President, 1993-1997; Senior Vice President
                                                of Aquila Rocky Mountain Equity Fund and
                                                four Aquila Bond Funds; Vice President of
                                                Churchill Cash Reserves Trust, 1995-2001.

                                                                                              NUMBER OF
                         POSITIONS                                                            PORTFOLIOS
                         HELD WITH                                                             IN FUND
NAME,                    FUND AND               PRINCIPAL                                      COMPLEX     OTHER
ADDRESS(2)               LENGTH OF              OCCUPATION(S)                                  OVERSEEN    DIRECTORSHIPS
AND DATE OF BIRTH        SERVICE(3)             DURING PAST 5 YEARS                           BY TRUSTEE   HELD BY TRUSTEE
Barbara S. Walchli       Senior Vice            Senior Vice President of the Manager since         N/A     N/A
Phoenix, AZ              President              1999; Fund Co-manager One Group Large
(09/24/52)               since 1999             Company Growth Fund and One Group
                                                Income Equity Fund, Banc One Investment
                                                Advisors, 1996-1997; Director of Research,
                                                Senior Vice President, First Interstate Capital
                                                Management, 1995-1996; Investment
                                                Committee, Arizona Community Foundation
                                                since 1986; Member, Institute of Chartered
                                                Financial Analysts, Association for Investment
                                                Management and Research and the Phoenix
                                                Society of Financial Analysts; formerly Senior
                                                Analyst, Banc One Investment Advisors and
                                                Director of Research, Valley National Bank.

Kimball L. Young         Senior Vice            Co-portfolio manager of Tax-Free Fund For          N/A     N/A
Salt Lake City, UT       President              Utah since 2001; Co-founder of Lewis Young
(08/07/46)               since 1999             Robertson & Burningham, Inc., a NASD
                                                licensed broker/dealer providing public
                                                finance services to Utah local govern ments,
                                                1995-2001; Senior Vice President of four
                                                Aquila Bond and Equity Funds; formerly
                                                Senior Vice President-Public Finance, Kemper
                                                Securities Inc., Salt Lake City, Utah.

Jori Everitt             Vice President         Vice President of Tax-Free Fund of Colorado        N/A     N/A
Englewood, CO            since 2001             and Aquila Rocky Mountain Equity Fund since
(08/07/72)                                      2001, Assistant Vice President of each during
                                                2001; Financial Advisor of Morgan Stanley
                                                Dean Witter, 1998-2000; Associate Financial
                                                Consultant of Merrill Lynch, Pierce, Fenner
                                                & Smith, 1995-1998.

Christine L. Neimeth     Vice President         Vice President of Aquila Rocky Mountain Equity     N/A     N/A
Portland, OR             since 1999             Fund since 1999 and of Aquila Cascadia Equity
(02/10/64)                                      Fund and Tax-Free Trust of Oregon since 1998;
                                                Management Information Systems consultant,
                                                Hillcrest Ski and Sport, 1997; Institutional
                                                Municipal Bond Salesperson, Pacific Crest
                                                Securities, 1996; active in college alumni
                                                and volunteer organizations.

Alan R. Stockman         Vice President         Senior Vice President of Tax-Free Trust of         N/A     N/A
Scottsdale, AZ           since 1999             Arizona since 2001, Vice President, 1999-
(07/31/54)                                      2001; Vice President of Aquila Rocky
                                                Mountain Equity Fund since 1999; Bank One,
                                                Commercial Client Services representative,
                                                1997-1999; Trader and Financial Consultant,
                                                National Bank of Arizona (Zions Investment
                                                Securities Inc.), Phoenix, Arizona 1996-1997.

                                                                                              NUMBER OF
                         POSITIONS                                                            PORTFOLIOS
                         HELD WITH                                                             IN FUND
NAME,                    FUND AND               PRINCIPAL                                      COMPLEX     OTHER
ADDRESS(2)               LENGTH OF              OCCUPATION(S)                                  OVERSEEN    DIRECTORSHIPS
AND DATE OF BIRTH        SERVICE(3)             DURING PAST 5 YEARS                           BY TRUSTEE   HELD BY TRUSTEE
Rose F. Marotta          Chief Financial        Chief Financial Officer of the Aquilasm Group      N/A     N/A
New York, NY             Officer since          of Funds since 1991 and Treasurer, 1981-1991;
(05/08/24)               1993                   Treasurer and Director of STCM Management
                                                Company, Inc., since 1974; Treasurer of the
                                                Manager since 1984 and of the Distributor,
                                                1985-2000.

Joseph P. DiMaggio       Treasurer since        Treasurer of the Aquilasm Group of Funds           N/A     N/A
New York, NY             2000                   and of Aquila Distributors, Inc. since 2000;
(11/06/56)                                      Controller of Van Eck Global Funds,
                                                1993-2000.

Edward M. W. Hines       Secretary since        Partner of Hollyer Brady Smith & Hines            N/A      N/A
New York, NY             1993                   LLP, legal counsel to the Fund, since 1989;
(12/16/39)                                      Secretary of the Aquilasm Group of Funds.

Robert W. Anderson       Assistant              Compliance Officer of the Manager since           N/A      N/A
New York, NY             Secretary since        1998 and Assistant Secretary of the Aquilasm
(08/23/40)               2000                   Group of Funds since 2000; Consultant,
                                                The Wadsworth Group, 1995-1998.

John M. Herndon          Assistant              Assistant Secretary of the Aquilasm Group of      N/A      N/A
New York, NY             Secretary since        Funds since 1995 and Vice President of the
(12/17/39)               1995                   five Aquila Money-Market Funds since 1990;
                                                Vice President of the Manager since 1990.

Lori A. Vindigni         Assistant              Assistant Treasurer of the Aquilasm Group of      N/A      N/A
New York, NY             Treasurer since        Funds since 2000; Assistant Vice President
(11/02/66)               2000                   of the Manager since 1998; Fund Accountant
                                                for the Aquilasm Group of Funds, 1995-1998.

(1)  The  Fund's  Statement  of  Additional   Information   includes  additional
information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll free).

(2) The mailing address of each Trustee and officer is c/o Aquila Rocky Mountain Equity Fund, 380 Madison Avenue New York, NY 10017

(3) Each Trustee holds office until his or her successor is elected and qualified. The term of office of each officer of the Fund is one year. The Fund does not hold Annual Meetings.

(4) Mr. Herrmann and Ms. Herrmann are interested persons of the Fund, as that term is defined in the 1940 Act, as officers of the Fund and their affiliations with both the Manager and the Distributor. Each is also an interested person as a member of the immediate family of the other.

(5) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Capital Cash Management Trust and Capital Cash U.S. Government Securities Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; and Aquila Cascadia Equity Fund and Aquila Rocky Mountain Equity Fund are called the "Aquila Equity Funds"; considered together, these 14 funds are called the "Aquilasm Group of Funds."